UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 12, 2005
                                                  ------------------------------

                                 TERABEAM, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-29053              04-2751645
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(State or other jurisdiction of          (Commission           (IRS employer
         incorporation)                  file number)        identification no.)

     2115 O'Nel Drive, San Jose, CA                                95131
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:  (408) 731-2700
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

Employment Agreement with David F. Olson
----------------------------------------

      On December 8, 2005, Proxim Wireless Corporation ("Proxim Wireless"), a Delaware corporation that is a wholly owned subsidiary of Terabeam, Inc. ("Terabeam"), entered into an amended and restated employment agreement with David F. Olson for Mr. Olson to be Proxim Wireless' President and Chief Operating Officer reporting to Robert E. Fitzgerald, Proxim Wireless' Chief Executive Officer. This amended and restated agreement replaced the employment agreement, dated July 27, 2005, between Mr. Olson and Terabeam. The key terms of the amended and restated employment agreement with Mr. Olson are the following:

      o Mr. Olson's employment is "at will" and subject to termination at any time by either Proxim Wireless or Mr. Olson subject to the other terms of the agreement;

      o     Mr. Olson's base salary is $295,000 per year;

      o Mr. Olson is eligible for an annual bonus pursuant to an incentive plan to be established by Proxim Wireless' board of directors with a target annual bonus opportunity of at least 75% of Mr. Olson's base salary including quarterly revenue based bonuses;

      o Mr. Olson would be entitled to severance benefits if Proxim Wireless terminates his employment without cause (as defined in the employment agreement) or if Mr. Olson terminates his employment for good reason (as defined in the employment agreement). The severance benefits consist of (a) continued payment of base salary for twelve months (the "Severance Period"), (b) a pro rated portion of his annual bonus (if the payment criteria are met), (c) acceleration of any of Mr. Olson's stock options that would have otherwise vested during the Severance Period with those options remaining exercisable for the entire Severance Period, and (d) continued coverage during the Severance Period under Proxim Wireless' medical insurance plans at the same cost to Mr. Olson as prior to termination;

      o Mr. Olson's severance benefits described above would be modified as described below if Proxim Wireless terminates his employment without cause (as defined in the employment agreement) or if Mr. Olson terminates his employment for good reason (as defined in the employment agreement) within thirteen months following a change of control of Terabeam subject to possible reduction for excise tax reasons: (a) Mr. Olson's base salary amount described above would be paid in a lump sum shortly after termination, (b) Mr. Olson's annual bonus amount would be paid in a lump sum shortly after termination without regard to meeting the payment criteria, (c) all of Mr. Olson's unvested options would accelerate, and (d) Mr. Olson would not receive the continued insurance coverage described above;

      o Mr. Olson agreed to keep Proxim Wireless' and Terabeam's information confidential; and

      o During his employment and for one year thereafter, Mr. Olson agreed not to compete with Proxim Wireless and Terabeam and to not solicit employees of Proxim Wireless or Terabeam subject to the provisions of California law.

      The foregoing description of the employment agreement with Mr. Olson does not purport to be complete and is qualified in its entirety by the terms and conditions of that employment agreement, a copy of which is filed as Exhibit
10.1 to this Form 8-K and is incorporated by reference.

Employment Agreement with Geoffrey L. Smith
-------------------------------------------

      On December 8, 2005, Proxim Wireless Corporation ("Proxim Wireless"), a Delaware corporation that is a wholly owned subsidiary of Terabeam, Inc. ("Terabeam"), entered into an employment agreement with Geoffrey L. Smith for Mr. Smith to be Proxim Wireless' Vice President Research & Development and Product Line

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

Management reporting to David F. Olson, Proxim Wireless' President and Chief Operating Officer. The key terms of the employment agreement with Mr. Smith are the following:

      o Mr. Smith's employment is "at will" and subject to termination at any time by either Proxim Wireless or Mr. Smith subject to the other terms of the agreement;

      o     Mr. Smith's base salary is $230,000 per year;

      o Mr. Smith is eligible for an annual bonus pursuant to an annual incentive plan to be established at the discretion of the Proxim Wireless' board of directors with a target annual bonus opportunity of at least 50% of Mr. Smith's base salary;

      o Mr. Smith would be entitled to severance benefits if Proxim Wireless terminates his employment without cause (as defined in the employment agreement) or if Mr. Smith terminates his employment for good reason (as defined in the employment agreement). The severance benefits consist of (a) continued payment of base salary for the shorter of twelve months or the number of months Mr. Smith was employed by Proxim Wireless (the "Severance Period"), (b) a pro rated portion of his annual bonus (if the payment criteria are met),
            (c) acceleration of any of Mr. Smith's stock options that would have otherwise vested during the Severance Period with those options remaining exercisable for the entire Severance Period, and (d) continued coverage during the Severance Period under Proxim Wireless' medical insurance plans at the same cost to Mr. Smith as prior to termination;

      o Mr. Smith's severance benefits described above would be modified as described below if Proxim Wireless terminates his employment without cause (as defined in the employment agreement) or if Mr. Smith terminates his employment for good reason (as defined in the employment agreement) within thirteen months following a change of control of Terabeam subject to possible reduction for excise tax reasons: (a) Mr. Smith's base salary amount described above would be paid in a lump sum shortly after termination, (b) Mr. Smith's annual bonus amount would be paid in a lump sum shortly after termination without regard to meeting the payment criteria, (c) all of Mr. Smith's unvested options would accelerate, and (d) Mr. Smith would not receive the continued insurance coverage described above;

      o Mr. Smith agreed to keep Proxim Wireless' and Terabeam's information confidential; and

      o During his employment and for one year thereafter, Mr. Smith agreed not to compete with Proxim Wireless and Terabeam and to not solicit employees of Proxim Wireless or Terabeam subject to the provisions of California law.

      The foregoing description of the employment agreement with Mr. Smith does not purport to be complete and is qualified in its entirety by the terms and conditions of that employment agreement, a copy of which is filed as Exhibit
10.2 to this Form 8-K and is incorporated by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------

      David F. Olson was appointed as President and Chief Operating Officer of Proxim Wireless Corporation effective September 14, 2005. The terms of his employment agreement are described above under Item 1.01. There is no family relationship between Mr. Olson and any directors or executive officers of Terabeam, Inc. or Proxim Wireless Corporation.

      From July 2005 to September 2005, Mr. Olson was Senior Vice President Operations and Global Sales for Terabeam. Prior to joining Terabeam, Mr. Olson held a variety of roles of increasing responsibility at Proxim Corporation beginning in April 2003. From April 2003 until September 2004, he was its Senior Vice President of Operations. From October 2004 to July 2005, he served as its Senior Vice President, Global Sales and Operations. In late 2002, Mr. Olson

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

served as interim COO for Danger, Inc. From January 2002 to September 2002, Mr. Olson served as President and CEO for iGO, Inc., leading that company's restructuring and eventual acquisition. From November 1999 to December 2001, Mr. Olson served as Vice President of Sales/ Operations/ Services for Sky Stream Networks. Prior to that he held management positions at Avid Technologies and Sun Microsystems.

      The foregoing disclosure is for informational purposes and does not constitute an admission that Mr. Olson occupies any of the positions for which disclosure is required pursuant to Item 5.02 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (c)   Exhibits

      See Exhibit Index.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TERABEAM, INC.



Dated: December 12, 2005                             By:  /s/ David L. Renauld
                                                          --------------------
                                                          David L. Renauld
                                                          Vice President

                                  EXHIBIT INDEX

         Number           Title
         ------           -----

          10.1 Amended and Restated Employment Agreement, effective as of December 8, 2005, between Proxim Wireless Corporation and David F. Olson and consented to by Terabeam, Inc.

          10.2 Employment Agreement, effective as of December 8, 2005, between Proxim Wireless Corporation and Geoff Smith.

          99.1           Press release dated December 12, 2005.


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